UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 16, 2013

Meade Instruments Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-22183	95-2988062
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

27 Hubble, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(949) 451-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 16, 2013, Meade Instruments Corp. (the “Company”), Sunny Optics, Inc. (“SOI”), and Sunny Optics Merger Sub, Inc., a wholly-owned subsidiary of SOI (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of SOI (the “Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger, and as a result of the Merger, each share of Company common stock (other than any treasury shares held by the Company and any shares of Company common stock beneficially owned by SOI, any of its subsidiaries or affiliates or any person who properly demands statutory appraisal of their shares) will be converted into the right to receive an amount in cash equal to $4.21, without interest and less applicable taxes (the “Merger Consideration”). Each option to acquire Company common stock (whether vested or unvested) that is outstanding at the effective time of the Merger will become vested in full and will be canceled in exchange for the right to receive the Merger Consideration minus the exercise price per share of the option to the extent the Merger Consideration is greater than the exercise price per share of such option. To the extent the Merger Consideration is equal to or less than the exercise price per share of such option, pursuant to the terms of the Merger Agreement, such option shall be cancelled immediately prior to the effective time of the Merger for no consideration. Each share of restricted Company common stock (whether vested or unvested) that is outstanding at the effective time of the Merger will vest in full and will convert into the right to receive the Merger Consideration per share.

The following summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as an exhibit to this Form 8-K are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement and this summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company.

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to conduct its businesses in the ordinary course between the execution and delivery of the Merger Agreement and the consummation of the Merger and not to engage in certain kinds of transactions during such period. In addition, the Company made certain other customary covenants, including, among others, covenants, subject to certain exceptions, (A) to cause a stockholders meeting to be held to consider adopting the Merger Agreement, (B) for its board of directors to unanimously recommend adoption by the Company’s stockholders of the Merger Agreement and the transactions contemplated by the Merger Agreement and to include such recommendation in any solicitation of votes from the Company’s stockholders, (C) not to solicit proposals relating to alternative business combination transactions and (D) not to enter into discussions concerning or provide confidential information in connection with alternative business combination transactions. In addition to other exceptions, the restrictions in the preceding clauses (B) and (D) are subject to a “fiduciary out” provision that allows the Company under certain circumstances to provide information to, participate in negotiations and discussions with, and enter into an alternative business combination transaction with a third party and/or to make a recommendation change adverse to the Merger.

Consummation of the Merger is subject to customary conditions, including, among others, (i) approval of the Company’s stockholders, (ii) absence of any order or injunction prohibiting the consummation of the Merger and (iii) subject to certain exceptions, the accuracy of the Company’s representations and warranties contained in the Merger Agreement and compliance by the Company with its covenants contained in the Merger Agreement.

The Merger Agreement contains certain termination rights for both the Company and SOI, and further provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company will be required to pay SOI a termination fee of $250,000, and SOI will be required to pay the Company a termination fee of $500,000 (the “Reverse Termination Fee”). Except in limited circumstances, the Company’s only remedy for a breach of the Merger Agreement by SOI is to receive the Reverse Termination Fee.

SOI and Merger Sub have represented and warranted that they will have sufficient financing to consummate the Merger and there is no financing condition to closing.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

The Merger Agreement has been attached as an exhibit to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company, SOI or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, SOI, Merger Sub or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure letter that the Company has delivered to SOI. Accordingly, investors and stockholders should not rely on the representations and warranties as characterizations of the actual state of facts of the Company, SOI or Merger Sub. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

As an inducement for the Company entering into the Merger Agreement, on July 16, 2013, SOI agreed to escrow $500,000 (the “Escrow Funds”) into an account to be held by a third-party escrow agent. The Escrow Funds are being held in escrow as a form of security to ensure that SOI has liquid assets in the United States for payment of the Reverse Termination Fee to the Company if required pursuant to the express terms of the Merger Agreement.

Voting Agreement

Concurrent with and as a condition to SOI entering into the Merger Agreement, the Company’s executive officers, Steven Murdock and John Elwood (collectively, the “Executive Officers”), entered into a voting agreement with SOI (the “Voting Agreement”), with respect to all of the shares of the Company’s common stock beneficially owned by the Executive Officers, subject to certain exceptions, as set forth in the Voting Agreement (collectively, the “Voting Agreement Shares”). The Executive Officers collectively own approximately 13.9% of the voting power of shares entitled to vote on the Merger and have agreed to take the following actions, among others, during the term of the Voting Agreement: (1) vote all Voting Agreement Shares in favor of the Merger and in favor of any transactions related to the Merger; and (2) vote the Voting Agreement Shares against any alternative business combination transaction. The Voting Agreement will terminate upon the earlier of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the consummation of the transactions contemplated by the Merger Agreement, and (iii) the date upon which any Executive Officer and SOI agree to terminate the Voting Agreement (but, in such event, only with respect to such Executive Officer).

A copy of the Voting Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the Voting Agreement is qualified in its entirety by reference to the full text of the Voting Agreement.

Item 1.02	Termination of a Material Definitive Agreement.

On July 16, 2013, the Agreement and Plan of Merger, dated as of May 17, 2013, by and among the Company, JOC North America LLC (“JOC”) and JOCNA Inc. (the “JOC Merger Agreement”) was terminated in its entirety by the Company pursuant to the terms and conditions of the JOC Merger Agreement. In addition, on July 16, 2013, the voting agreement entered into by the Executive Officers and JOC, which voting agreement was attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 17, 2013, was terminated.

Also on July 16, 2013, the Company paid to JOC a Two Hundred Fifty Thousand Dollar ($250,000) termination fee in accordance with the termination of the JOC Merger Agreement pursuant to the terms and conditions thereof.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

In addition, concurrent with and as a condition to the Company entering into the Merger Agreement, SOI entered into a Secured Convertible Note Purchase Agreement (the “Note Purchase Agreement”) with the Company under which SOI agreed to loan the Company up to $750,000 on the terms and conditions set forth therein. On July 16, 2013, SOI loaned the Company $250,000 pursuant to the terms and conditions of a promissory note in substantially the form attached to the Note Purchase Agreement (the “Promissory Note”), which the Company used to pay the termination fee to JOC as described above. If the Merger has not closed prior to September 1, 2013 due to certain antitrust issues as described in the Note Purchase Agreement, then SOI is obligated to loan the Company another $250,000 pursuant to the terms and conditions of a separate Promissory Note. Similarly, if the Merger has not closed prior to October 1, 2013 due to certain antitrust issues described in the Note Purchase Agreement, then SOI is obligated to make a third loan of $250,000 to the Company pursuant to the terms and conditions of a separate Promissory Note. The proceeds from the second and third Promissory Notes described above may be used by the Company only for general corporate purposes.

Pursuant to the terms of the Promissory Notes, each of the $250,000 loans (collectively, the “Loans” and individually a “Loan”) will accrue interest at the rate of ten percent (10%) per annum and will each mature on the earlier of (i) July 16, 2014, (ii) a liquidity transaction regarding the Company, or (iii) certain defaults by the Company. In addition, in the event of a liquidity transaction (other than the Merger), the Parent has the option to convert the outstanding principal and unpaid interest of the Loans into the Company’s Common Stock. The Loans also are secured by the Company’s assets pursuant to a Security Agreement dated July 16, 2013 between the Company and the Parent.

A copy of the Note Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Note Purchase Agreement is qualified in its entirety by reference to the full text of the Note Purchase Agreement.

Item 8.01	Other Events.

On July 16, 2013, the Company and Ningbo Sunny Electronic Co., Ltd., an affiliate of SOI, issued a joint press release announcing the signing of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated into this report by this reference.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. One can identify these forward-looking statements by the use of the words such as “expect,” “anticipate,” “plan,” “may,” “will,” “estimate” or other similar expressions. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors, which could cause actual results to differ materially, including, without limitation: the ability to obtain regulatory approvals of the acquisition on the proposed terms and schedule; the failure of the Company’s stockholders to approve the acquisition; the risk that the acquisition may not be completed in the time frame expected by the parties or at all; the parties’ ability to satisfy the closing conditions and consummate the transactions; and the Company’s ability to maintain existing relationships with customers, employees or suppliers. Additional factors that may affect future results are described in the Company’s reports on Form 10-K and Form 10-Q and other documents the Company files or has filed with the SEC.

All forward-looking statements speak only as of the date they were made. None of the Company, SOI, Merger Sub, nor any of their affiliates undertakes any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Form 8-K.

Additional Information

In connection with the proposed transaction, the Company will file a definitive proxy statement and other relevant documents concerning the proposed transaction with the SEC. The definitive proxy statement and other materials filed with the SEC will contain important information regarding the Merger, including, among other things, the recommendation of the Company’s board of directors with respect to the Merger. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. You will be able to obtain the proxy statement, as well as other filings containing information about the Company, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the proxy statement and other filings made by the Company with the SEC can also be obtained, free of charge, by directing a request to Meade Instruments Corp., 27 Hubble, Irvine, CA 92618, Attention: Corporate Secretary.

Participants in the Solicitation

The directors and executive officers of the Company and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC on May 30, 2013. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated July 16, 2013, by and among Sunny Optics, Inc., Sunny Optics Merger Sub, Inc. and Meade Instruments Corp.

10.1	Secured Convertible Note Purchase Agreement, dated July 16, 2013, by and between Meade Instruments Corp. and Sunny Optics, Inc.

99.1	Voting Agreement, dated July 16, 2013, by and among Sunny Optics, Inc., Steven Murdock and John Elwood

99.2	Press Release issued jointly with Ningbo Sunny Electronic Co., Ltd., dated July 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADE INSTRUMENTS CORP

Date: July 16, 2013	By:	/s/ John A. Elwood
Name: John A. Elwood
Title: Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated July 16, 2013, by and among Sunny Optics, Inc., Sunny Optics Merger Sub, Inc. and Meade Instruments Corp.

10.1	Secured Convertible Note Purchase Agreement, dated July 16, 2013, by and between Meade Instruments Corp. and Sunny Optics, Inc.

99.1	Voting Agreement, dated July 16, 2013, by and among Sunny Optics, Inc., Steven Murdock and John Elwood

99.2	Press Release issued jointly with Ningbo Sunny Electronic Co., Ltd, dated July 16, 2013